SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 9, 2007

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On July 9, 2007, Isis Pharmaceuticals, Inc. (“Isis”) announced it will receive $26.5 million dollars from Alnylam Pharmaceuticals, Inc. as its portion of the upfront fees and equity premium in the recently announced transaction between Roche Holding AG and Alnylam.

In 2004, Isis and Alnylam entered into a strategic relationship in which Alnylam obtained an exclusive license to Isis’ intellectual property for double-stranded oligonucleotide therapeutics that mediate RNAi. In return, Isis received upfront payment and financial participation in future transactions supported by Isis’ patents.

According to Alnylam:

•                  its alliance with Roche will initially cover four therapeutic areas: oncology, respiratory diseases, metabolic diseases and certain liver diseases;

•                  Roche will pay Alnylam 331 million US dollars in upfront cash payments and equity investment, including 1.975 million shares of Alnylam common stock the Roche Venture Fund agreed to purchase at 21.50 US dollars per share; and

•                  Roche may pay Alnylam field expansion payments to increase the number of therapeutic areas.

Under the terms of Isis’ strategic relationship with Alnylam, Isis has the potential to receive milestone and royalty payments and a percentage of future field expansion payments from Roche to Alnylam.

A copy of the Press Releases related to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report includes forward-looking statements regarding Isis Pharmaceuticals’ business, its intellectual property portfolio, and the therapeutic and commercial potential of the Company’s technologies. Any statement describing Isis’ goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement, including those statements that are described as Isis’ goals. Such statements are subject to certain risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such products. Isis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Isis’ forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Isis. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Isis’ programs are described in additional detail in Isis’ annual report on Form 10-K for the year ended December 31, 2006, and its quarterly report on Form 10-Q for the quarter ended March 31, 2007, which are on file with the SEC. Copies of this and other documents are available from the Company.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1         Press Release dated July 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Isis Pharmaceuticals, Inc.

Dated: July 9, 2007	By:	/s/ B. Lynne Parshall
B. Lynne Parshall
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1       Press Release dated July 9, 2007.